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                        THE AMERICAN INSTITUTE OF ARCHITECTS

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                                 AIA DOCUMENT A101

                         STANDARD FORM OF AGREEMENT BETWEEN
                                OWNER AND CONTRACTOR
                          WHERE THE BASIS OF PAYMENT IS A
                                   STIPULATED SUM

                                    1987 EDITION

        THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH
     AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. THE 1987 EDITION OF AIA DOCUMENT A201, GENERAL CONDITIONS OF THE CONTRACT FOR
 CONSTRUCTION, IS ADOPTED IN THIS DOCUMENT BY REFERENCE.  DO NOT USE WITH OTHER
               GENERAL CONDITIONS UNLESS THIS DOCUMENT IS MODIFIED.
    This document has been approved and endorsed by The Associated General
                              Contractors of America.
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AGREEMENT

made as of the Twenty-Fourth day of June in the year of Nineteen Hundred and Ninety-Eight.

BETWEEN the Owner:       Hard Rock Hotel, Inc.
(NAME AND ADDRESS)       4455 Paradise Road
                         Las Vegas, Nevada 89109

and the Contractor:      HOWA Construction, Inc.
(NAME AND ADDRESS)       663 West 100 South
                         Salt Lake City, Utah 84104

                         Hard Rock Hotel, Inc.
The Project is:          Harmon Street Addition and Remodel
(NAME AND LOCATION)      Retail Addition and Remodel
                         4455 Paradise Road
                         Las Vegas, Nevada 89109

The Architect is:        Klai Juba Architects
(NAME AND ADDRESS)       4444 West Russell Road Suite J
                         Las Vegas, Nevada 89118

The Owner and Contractor agree as set forth below.
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     Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
     -C-1987 by The American Institute of Architects, 1735 New York Avenue,
     N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.
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AIA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION *
AIA-REGISTERED TRADEMARK- * -C-1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C.  20006                     A101-1987  1

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

                                     ARTICLE 1
                               THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the two parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 9.


                                     ARTICLE 2
                             THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.









                                     ARTICLE 3
                  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(INSERT THE DATE OF COMMENCEMENT, IF IT DIFFERS FROM THE DATE OF THE AGREEMENT OR, IF APPLICABLE, STATE THAT THE DATE WILL BE FIXED IN A NOTICE TO PROCEED.)

                                    June 8, 1998


3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than
(INSERT THE CALENDAR DATE OR NUMBER OF CALENDAR DAYS AFTER THE DATE OF COMMENCEMENT. ALSO INSERT ANY REQUIREMENTS FOR EARLIER SUBSTANTIAL COMPLETION OF CERTAIN PORTIONS OF THE WORK, IF NOT STATED ELSEWHERE IN THE CONTRACT DOCUMENTS.)

150 Calendar days from June 8, 1998 or November 8, 1998.

, subject to adjustments of this Contract Time as provided in the Contract Documents.
(INSERT PROVISIONS, IF ANY, FOR LIQUIDATED DAMAGES RELATING TO FAILURE TO COMPLETE ON TIME.)

Liquidated damages shall be per Article 7 of the special terms and conditions of the contract, $10,000.00 per day for each calendar day.


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AIA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION *
AIA-REGISTERED TRADEMARK- * -C-1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C.  20006                    A101-1987  2

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

                                     ARTICLE 4
                                    CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of Nine Million Five Hundred Thousand and No/100 -------------------------- Dollars ($9,500,000.00), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(STATE THE NUMBERS OR OTHER IDENTIFICATION OF ACCEPTED ALTERNATES. IF DECISIONS OR OTHER ALTERNATES ARE TO BE MADE BY THE OWNER SUBSEQUENT TO THE EXECUTION OF THIS AGREEMENT, ATTACH A SCHEDULE OF SUCH OTHER ALTERNATES SHOWING THE AMOUNT FOR EACH AND THE DATE UNTIL WHICH THAT AMOUNT IS VALID.)

The contract value includes the deletion of the Owner allowance, pool service bar area, including all equipment, and the deletion of the horizontal grease duct at the EDR servery as noted by General Note #2.





4.3  Unit prices, if any, are as follows:

Removal of caliche in trenches - $150.00 per C.Y. Notice shall be given to the Owner within 2 calendar days if any caliche is encountered with estimates of its volume and impact.








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AIA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION *
AIA-REGISTERED TRADEMARK- * -C-1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C.  20006                     A101-1987  3

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

                                     ARTICLE 5
                                 PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

The period covered by each Application for Payment shall be one calendar month ending the 25th day of the month.

5.3 Provided an Application for Payment is received by the Owner not later than the first (1st) day of a month, the Owner shall make payment to the Contractor not later than the thirtieth (30th) day of the same month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than thirty (30) days after the Owner receives the Application for Payment.

5.4 Each Application for Payment shall be based upon the schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1. Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of ten (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in the dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions only if the Contract Sum has been adjusted by Change Order;

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent (10%);

5.6.3     Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Owner has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to one hundred percent (100%) of the Contract Sum, less such amounts as the Owner shall determine for incomplete Work and unsettled claims; and

5.8  Reduction or limitation of retainage, if any, shall be as follows:

(IF IT IS INTENDED, PRIOR TO SUBSTANTIAL COMPLETION OF THE ENTIRE WORK, TO REDUCE OR LIMIT THE RETAINAGE RESULTING FROM THE PERCENTAGES INSERTED IN SUBPARAGRAPHS 5.6.1 AND 5.6.2 ABOVE, AND THIS IS NOT EXPLAINED ELSEWHERE IN THE CONTRACT DOCUMENTS, INSERT HERE PROVISIONS FOR SUCH REDUCTION OR LIMITATION.)

5.7.2. If final completion is extended beyond the date contemplated in this contract for reasons defined in an executed Change Order or comparable document, the Contractor shall be entitled to additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions. Such additional amounts shall be included as a part of the applicable Change Order or comparable document.

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AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION -
AIA-REGISTERED TRADEMARK- - -C-1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006                      A101-1987  4

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

                                     ARTICLE 6
                                   FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:




                                     ARTICLE 7
                              MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(INSERT RATE OF INTEREST AGREED UPON, IF ANY.)

                              1 - 1/2% per month/18%.


(USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNER'S AND CONTRACTOR'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURES OR WAIVERS.)

7.3  Other provisions:

On all change orders, field directives, the markup will be as follows:

                    5% Overhead
                    5% Profit

For deleted scope of work there will be a 5% fee credit.


                                     ARTICLE 8
                             TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

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AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT - TWELFTH EDITION -
AIA-REGISTERED TRADEMARK- - -C-1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006                      A101-1987  5

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

                                     ARTICLE 9
                         ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.

9.1.3     The Supplementary and other Conditions of the Contract are those
contained in the Project Manual dated                           , and are as
follows:

DOCUMENT                      TITLE                         PAGES

See attached drawing register.











9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows:
(EITHER LIST THE SPECIFICATIONS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS AGREEMENT.)
SECTION                       TITLE                         PAGES

Retail Addition and Remodel dated April 13, 1998

     Bidding Requirements
     Conditions of the Contract
     Division 1 through 3 inclusive
     Division 5 through 11 inclusive
     Division 14 through 16 inclusive

Harmon Street Addition and Remodel dated April 13, 1998

     Bidding Requirements
     Conditions of the Contract
     Division 1 through 3 inclusive
     Division 5 through 11 inclusive
     Division 14 through 16 inclusive


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AIA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION *
AIA-REGISTERED TRADEMARK- * -C-1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006                      A101-1987  6

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

9.1.5     The Drawings are as follows, and are dated
unless a different date is shown below:
(EITHER LIST THE DRAWINGS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS
AGREEMENT.)
NUMBER                        TITLE                         DATE

See attached drawing register.












9.1.6     The addenda, if any, are as follows:
NUMBER                        DATE                     PAGES

See attached drawing register.








Portions of addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.

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AIA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION *
AIA-REGISTERED TRADEMARK- * -C-1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C.  20006                     A101-1987  7

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
(LIST HERE ANY ADDITIONAL DOCUMENTS WHICH ARE INTENDED TO FORM PART OF THE CONTRACT DOCUMENTS. THE GENERAL CONDITIONS PROVIDE THAT BIDDING REQUIREMENTS SUCH AS ADVERTISEMENT OR INVITATION TO BID, INSTRUCTIONS TO BIDDERS, SAMPLE FORMS AND THE CONTRACTOR'S BID ARE NOT PART OF THE CONTRACT DOCUMENTS UNLESS ENUMERATED IN THIS AGREEMENT. THEY SHOULD BE LISTED HERE ONLY IF INTENDED TO BE PART OF THE CONTRACT DOCUMENTS.)

                              None





















This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

/s/ [Illegible]

OWNER   HARD ROCK HOTEL, INC.           CONTRACTOR  HOWA CONSTRUCTION, INC.

/s/ Adam Titus                          /s/ Richard J. Howa
------------------------------          ------------------------------------
(SIGNATURE)                             (SIGNATURE)


Adam Titus, V.P. CONST                  Richard J. Howa, President
------------------------------          ------------------------------------
(PRINTED NAME AND TITLE)                (PRINTED NAME AND TITLE)


AIA CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT WHICH HAS THIS CAUTION PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.

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AIA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION *
AIA-REGISTERED TRADEMARK- * -C-1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735
NEW YORK AVENUE, N.W., WASHINGTON, D.C.  20006                     A101-1987  8

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.